SEASONS SERIES TRUST

Supplement to the SAI dated July 29, 2013

The shareholders of Seasons Series Trust (the “Trust”) approved on March 24, 2014 the election of all nominees for Trustee, including Peter A. Harbeck as Interested Trustee of the Trust, who commenced serving as Trustee on March 26. In the section containing information about the Trustees and Officers of the Trust all references to Jana W. Greer as Interested Trustee are deleted in their entirety and the section is supplemented to include the following disclosure:

Interested Trustee

NAME, ADDRESS AND AGE	POSITIONS HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Peter A. Harbeck Harborside Financial Center 3200 Plaza 5 Jersey City, New Jersey 07311-4992 Age: 60	Trustee	N/A	President, CEO and Director, SAAMCo (1995-Present); Director, AIG Capital Services, Inc. (“AIGCS”) (1993-Present); Chairman, Advisor Group, Inc. (2004-Present).	139	None

The section “Board of Trustees and Committees” is supplemented to include the following disclosure:

Peter A. Harbeck.    Mr. Harbeck has served as a Trustee since 2014. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995. He currently serves as a director or trustee of 139 of the portfolios in the Fund Complex. In addition, he has served as President, CEO and Director of SAAMCo since 1995, Director of AIGCS since 1993 and as Chairman of Advisor Group, Inc. since 2004.

Date:    April 25, 2014